Wachovia Investor Conference

Financial Outlook

Bob McCoy, CFO

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Agenda

- Indications for 2001
- Guiding Financial Principles
- Five-year Baseline Forecast
- Capital Generation and Investment Alternatives
- Conclusion

Agenda

> **Indications for 2001**
- Guiding Financial Principles
- Five-year Baseline Forecast
- Capital Generation and Investment Alternatives
- Conclusion

WACHOVIA

In January, we gave the following guidance regarding earnings for 2001:

• Loans	Mid-single digit growth
• Net Interest Margin	Mid-single digit growth
• Net Interest Margin Yield	Relatively steady
• Net Charge-offs	Higher, weighted toward first half of the year
• Provision Expense	Lower than in 2000
• Non-interest Income	High single digit growth
• Normalized Expenses	Up 3%, subject to performance pay
• EPS	Near middle of prevailing \$5.20-\$5.60/share range

WACHOVIA

Agenda

- Indications for 2001
- > Guiding Financial Principles
- Five-year Baseline Forecast
- Capital Generation and Investment Alternatives
- Conclusion

Wachovia operates under a guiding financial philosophy rooted in our strong heritage of *Soundness, Profitability and Growth.*

Soundness

- Maintain superior capitalization and asset quality
- Ensure strong liquidity
- Deliver earnings with low volatility

Profitability

- Effect appropriate risk-return tradeoffs
- Optimize employment of expense dollars, financial capital and human capital

Growth

- Encourage innovation
- Invest in high opportunity areas
- Optimize our portfolio of businesses

WACHOVIA

This philosophy translates into the following medium-term financial objectives

Risk Metrics

Tier I Risk Based Capital Ratio	7.50%
Total Risk Based Capital Ratio	11.50%
Tangible Equity / Total Assets	7.00%
Return on Equity	18-20%
Long-term Debt Rating	A1/ A+

Growth Metrics

Revenue CAGR	8-10%
Operating Net Income CAGR	10-12%
Fee Income / Total Revenues	50%

WACHOVIA

Several initiatives evidence our commitment to actively managing risk . . .

- **Decrease risk in the company . . .**
  - Decisive response to credit situation
  - Portfolio Management Group
    - Active management of multiple loan portfolios
    - Leadership in RAROC, NIACC applications
  - Potential sale of Credit Card

. . . while delivering sustainable, high quality revenue and earnings growth.

- **Position the company to grow . . .**
  - Performance Project
    - Lift core pre-tax earnings $425 million by end of 2002
    - Catalyze performance behaviors
  - Potential sale of credit card
- **Ensure that we add shareholder value as we grow . . .**
  - Performance Measurement
    - Center management reporting in economic theory
    - Detailed analysis of client and product activities
- **Hold managers accountable for growth targets and investment decisions . . .**
  - Employ economic framework in capital investment decisions

Agenda

- Indications for 2001
- Guiding Financial Principles
- > **Five-year Baseline Forecast**
- Capital Generation and Investment Alternatives
- Conclusion

WACHOVIA

Our "baseline" view demonstrates what core businesses should achieve without capital investment from the potential sale of Card.

- **Economic Environment Assumptions**
  - 0-1% real U.S. GDP growth in 2001, 2-3% thereafter
  - 0.5-1% premium on real GDP growth in the Southeast
  - Benign inflationary environment with normal yield curve
- **"Baseline" Assumptions**
  - 2001 treated as if Card discontinued for full year with no gain or reinvestment from potential sale
  - NIM yield averages 3.70% through the forecast period (supported by build up of excess capital and portfolio mix)
  - Allowance to loans conservatively held at 1.45% with implied net charge-offs of 0.29%
  - Continued amortization of intangibles under current GAAP

WACHOVIA

The business units have presented forecasts that collectively deliver baseline profit contribution with a CAGR of 14.0% over the next five years.


1,378
405
610
300
(41)
2,652
2001
AWM
CFS
RFS
Other
2006

Baseline Pretax Operating Income ($ millions)

WACHOVIA

Each line of business has a strategy and execution plan that will ensure success . . .

Asset Wealth Management
Bob Kniejski

- Proven business model and value proposition
- Superior approach to leveraging franchise
- Excellent track record for growth
- Aggressively investing in business

Corporate Financial Services
John McLean

- Enhancing risk-return in loan portfolio
- Expanding market leading Treasury Services
- Focusing Capital Markets on middle market
- Strong profitability and growth potential

Retail Financial Services
Bev Wells

- Successful at building customer relationships
- Superior customer knowledge and analytics
- Efficient network management
- Strong profitability with acceptable growth

WACHOVIA

. . . while other areas provide foundations for growth and/or enable crisp execution.

Markets
Stan Kelly

- Strong franchise in excellent footprint
- Systematically lifting sales effectiveness
- Experience in integrating acquisitions
- Opportunity exceeds that of the peer group

Operational Services
Jean Davis

- Understand deployment of technology for profit
- Investing appropriately to meet client needs
- Proven track record for innovation
- Scalable platform for future

Risk Management
Don Truslow

- New risk limits and portfolio management tools now in place
- Workout group attacking impaired loans
- Financial strength and risk culture in tact

WACHOVIA

The collective strategies, execution plans and operating foundations drive the following CAGRs for select balance sheet accounts from 2001 to 2006 …


Total Loans
6.6%
Total Assets
5.5%
Total Deposits
4.9%
Total Equity
10.4%

… as well as the following CAGRs for select income statement accounts.


NIM
5.6%
-7.1%
Provision
Other Income
11.0%
Total Revenues
8.0%
Expenses
5.8%
Pretax Operating Income
14.0%
0%

WACHOVIA

Revenue mix will shift toward higher growth lines of business, with AWM and CFS comprising 64% of total by 2006 versus 56% in 2001 ...

2001 Revenue Mix



Other
7%
AWM
21%
RFS
37%
CFS
35%

2006 Revenue Mix



Other
5%
AWM
29%
RFS
31%
CFS
35%

… as well as a shift toward increased fee income, with Other Income contributing 48% of total revenues by 2006.

2001 Revenue Mix


Fee
Income
42%
NIM
58%

2006 Revenue Mix


Fee
Income
48%
NIM
52%

The baseline forecast suggests good performance against our financial objectives without additional investment in the business.

Risk Metrics	Target	2006
Tier I Risk Based Capital Ratio	7.50%	---
Total Risk Based Capital Ratio	11.50%	---
Tangible Equity / Total Assets	7.00%	10.7%
Return on Equity	18-20%	15.6%
Long-term Debt Rating	A1/ A+	---
Growth Metrics		
Revenue CAGR	8-10%	8.0%
Operating Net Income CAGR	10-12%	14.0%
Fee Income / Total Revenues	50%	48%

WACHOVIA

Agenda

- Indications for 2001
- Guiding Financial Principles
- Five-year Baseline Forecast

> Capital Generation and Investment Alternatives

- Conclusion

WACHOVIA

Assuming Tangible Equity / Assets (our most restrictive capitalization target) is maintained at 7.00%, we should generate $3.5 billion in excess capital over the five-year baseline forecast period.



6,650
250
3,250
3,500
7,150
Excess capital
Required capital
2001 Required Capital
2001 Excess
2002-2006 Excess
2006 Total Capital

Capital ($ millions)

WACHOVIA

We can conservatively assume that a potential sale of Credit Card would generate at least $1 billion in capital, pushing the total excess position to $4.5 billion.


6,650
250
3,250
1,000
4,500
$7,150
Excess capital
Required capital
2001 Required Capital
2001 Excess
2002-2006 Excess
Excess from Potential Card Sale
2006 Total Capital
Capital ($ millions)

There are three categories of alternatives for investing this capital. Each must continue to pass our rigorous investment criteria.

Internal Investment

- Accelerate build out of AWM and/or CFS
- Increase growth rate of earning assets for all businesses
- Maintain attractive risk/return portfolio

Acquisition

- Acquire capabilities for AWM or CFS
- Acquire customers for all businesses
- Manage integration risk, valuation risk

Stock Repurchase

- Enable opportune reduction of excess capital
- Repurchase when IRR exceeds both the Cost of Capital and the IRR of alternative investments

WACHOVIA

Agenda

- Guiding Financial Principles
- Five-year Baseline Financial Outlook
- Capital Generation and Investment Alternatives
- > **Conclusion**

WACHOVIA

Wachovia is well-positioned to deliver exemplary results.

- Risk is well under control
- Market opportunity is rich
- Strategies are aligned
- Execution has begun
- Forecasted baseline results are attractive
- Significant excess capital will be available to fund strategic investment

WACHOVIA

WACHOVIA



WACHOVIA INVESTOR CONFERENCE
March 28-29, 2001

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